Exhibit 99.1

Boston Scientific Completes €900 million Offering of Senior Notes and $1.0 billion Tender Offer

MARLBOROUGH, Mass., Nov. 12, 2019 /PRNewswire/ --- Boston Scientific Corporation (NYSE: BSX) (the “Company”) completed a public offering of €900.0 million aggregate principal amount of 0.625% Senior Notes due 2027 (the “Notes”). The Company has applied to list the Notes on the New York Stock Exchange.

In addition, the Company completed its previously announced cash tender offer (the “Tender Offer”) for up to $1.0 billion aggregate principal amount of certain outstanding senior notes, pursuant to which it accepted $206,429,000, $566,455,000, and $227,117,000 of tendered principal amounts of its 4.125% Senior Notes due 2023, 4.000% Senior Notes due 2028 and 3.850% Senior Notes due 2025, respectively on the early settlement date.

The Company used the net proceeds from the offering to (i) fund the Tender Offer and (ii) pay accrued and unpaid interest, premiums, fees and expenses in connection with the Tender Offer.

About Boston Scientific

Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world. As a global medical technology leader for 40 years, we advance science for life by providing a broad range of high performance solutions that address unmet patient needs and reduce the cost of healthcare.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this press release.

CONTACT:
Media:	Kate Haranis	Investors:	Susie Lisa, CFA
	508-683-6585 (office)		508-683-5565 (office)
	Media Relations		Investor Relations
	Boston Scientific Corporation		Boston Scientific Corporation
	kate.haranis@bsci.com		BSXInvestorRelations@bsci.com

2